UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2005

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100 Oklahoma City, OK	73134
(Address of principal executive offices)	(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Form 8-K and related exhibits include forward-looking statements and are subject to risks and uncertainties. Forward-looking statements give the current expectations and projections of Bronco Drilling Company, Inc. (the “Company”) relating to its financial condition, results of operations, plans, objectives, future performance and business. The statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All statements other than statements of historical facts included in this Form 8-K and related exhibits that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These forward-looking statements are largely based on our expectations and beliefs concerning future events, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control. Although the Company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this Form 8-K and related exhibits are not guarantees of future performance, and the Company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained in its filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Form 8-K. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2005 (the “Execution Date”), the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Big A Drilling, L.C. (“Big A”). Pursuant to the Asset Purchase Agreement, the Company has agreed to purchase six operating rigs and certain other assets, including heavy haul trucks and excess rig equipment and inventory, from Big A. Upon closing, the Company and an affiliate of Big A have agreed to enter into a lease agreement (the “Lease”) pursuant to which Big A has agreed to lease to the Company a rig refurbishment yard located in Woodward, Oklahoma (the “Leased Premises”). The Lease will have an initial term of six months (the “Initial Term”), and the Company will have the option to extend the Initial Term for a period of three years following the expiration of the Initial Term. The Company will pay a monthly rent of $5,000 during the Initial Term, and will have the option to purchase the Leased Premises at any time during the term of the Lease for a purchase price of $200,000. At closing, the Company will pay a purchase price consisting of (1) $16.3 million in cash and (2) shares of the Company’s common stock, par value $0.01 per share, equal to $1,815,000, based upon the closing price of the Company’s common stock on Execution Date, or 72,570 shares (the “Stock Consideration”). On or about August 16, 2006, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”), at its sole cost and expense, a registration statement on Form S-3 registering the Stock Consideration for resale by Big A. The transaction is expected to close during the first quarter of 2006 and is subject to standard conditions to closing including satisfactory conclusion of the Company’s due diligence review.

Item 7.01. Regulation FD Disclosure

On December 16, 2005, the Company issued a press release announcing the signing of the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A description of the material terms of the Asset Purchase Agreement is contained under Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

The Company will host a conference call on Tuesday, December, 20 2005 at 10:00 a.m. central time to discuss the pending Big A acquisition. Individuals interested in participating in the call should call 1-800-901-5231 or 617-786-2961 (international callers) at least five minutes prior to the call and enter participant passcode 86046415. The conference call will also be available via the Internet at http://phx.corporate-ir.net/phoenix.zhtml?c=191804&p=irol-IRHome. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary software. For those who cannot listen to the live call, a replay will be available through January 3, 2006 at 888-286-8010 or internationally at 617-801-6888, using the participant passcode 41073216. An archive of the webcast will also be available at the following link: http://phx.corporate-ir.net/phoenix.zhtml?c=191804&p=irol-IRHome. For more information, please contact Kelli O’Dell at 405-242-4472 or email her at kodell@broncodrill.com.

The script of the Company’s conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this item, including the exhibits, shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1*	Press Release dated December 16, 2005, announcing the signing of the Asset Purchase Agreement.

99.2*	Script of the Company’s conference call to be held on December 20, 2005.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: December 20, 2005	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves Chief Financial Officer